Exhibit 10.15

Universal Hospital Services, Inc.
7700 France Avenue South, Suite 275
Edina, Minnesota 55435

February 27, 2007

Via E-Mail

David Hickson, President
Intellamed, Inc.
1716 Briarcrest Drive, Suite 800
Bryan, Texas 77802

Dear David:

This letter amends the Asset Purchase Agreement dated as of February 23, 2007 by and between Universal Hospital Services, Inc. and Intellamed, Inc. (the “Agreement”) as follows: all references in the Agreement to Exhibit G, Exhibit H, Exhibit I, Exhibit J, Exhibit K and Exhibit L, respectively, are hereby changed to Schedule G, Schedule H, Schedule I, Schedule J, Schedule K and Schedule L, respectively. If you are in agreement with the foregoing, please execute this letter where indicated below and return an originally executed copy to me by e-mail and by overnight courier.

Sincerely,

Universal Hospital Services, Inc.

/s/ Gary Blackford

Gary Blackford, Chief Executive Officer and President

AGREED TO:

Intellamed, Inc.

By: /s/ David Hickson
David Hickson, President

cc:   Gail McDonald, Winstead, Sechrest & Minick, P.C.